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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

SCHEDULE 14C

PROXY STATEMENT PURSUANT TO SECTION 14(C) OF THE SECURITIES

EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant

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Check the appropriate box:

[   ]

Preliminary Information Statement

[   ]

Confidential for use of the Commission Only

[as permitted by Rule 14c-5(d)(2)]

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Definitive Information Statement

HuntMountain Resources

(Name of Registrant as Specified in its Charter)

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SEC 733A  (3-06)

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HuntMountain Resources

1611 N. Molter Road, Suite 201

Liberty Lake, Washington 99019

Notice of Annual Meeting of Shareholders

To be Held on June 19, 2007

Dear Shareholder:

We are pleased to invite you to attend our Annual Meeting of Shareholders of HuntMountain Resources, which will be held at 2:00 PM, Pacific Daylight Time on June 19, 2007, at 1611 N. Molter Road, Ste. 201, Liberty Lake, Washington.  The primary business of the meeting will be to:

•

Elect four (4) members to the Board of Directors for a one year term or until their respective successors are elected and qualified;

•

Transact such other business as may properly come before the meeting or any adjournment thereof.

Only Shareholders of record on the books of the Company at the close of business on May 25, 2007, the record date fixed by the Board of Directors, are entitled to notice of and to vote at the Annual Meeting and at any postponements or adjournments thereof.

We Are Not Asking You for a Proxy and You are Requested Not To Send Us A Proxy.

HuntMountain Resources has had an amazing year of growth, and we continue to capitalize on the momentum we’ve created.  Over the last 12 months, HuntMountain has commenced drilling programs on two of its properties and has plans for continued drilling over the coming months.  Our competitive advantage in Argentina is paying off with the acquisition of our 5th property in the Santa Cruz Province, and we were recently awarded the winning bid for La Josefina an advanced stage gold exploration property that has seen nearly US$3 million dollars in development.

We continue to invest in jurisdictions that are friendly toward mining and have stable political situations.  Our promise, to you the shareholder, is to build value through exploration, and we are confident that we are taking the necessary steps to achieve success. HuntMountain Resources is very positive about the future, and we thank you for investing in our company.  We look forward to seeing you at the Shareholders Meeting on June 19, 2007.

Sincerely,

Tim Hunt, Chairman & CEO

HuntMountain Resources

1611 North Molter Road, Suite 201

Liberty Lake, Washington 99019

_________________________________

 INFORMATION STATEMENT

Relating to

Annual Meeting of Shareholders

To be held on June 19, 2007

INTRODUCTION

This Information Statement is being furnished by the Board of Directors of HuntMountain Resources, (the “Company”) to holders of shares of the Company’s $0.001 par value Common Stock (the “Common Stock”) in connection with the Annual Meeting of Shareholders of the Company to be held on June 19, 2007, and any postponements or adjournments thereof  (the “Annual Meeting”), for purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.  This Information Statement is first being mailed to the Shareholders on or about May 30, 2007.

Management is the record and beneficial owner of 25,134,073 shares (approximately 77.90%) of the Company’s outstanding Common Stock.  It is management’s intention to vote all of its shares in favor of each matter to be considered by the Shareholders.

PURPOSE OF THE ANNUAL MEETING

Election of Directors

At the Annual Meeting, shareholders entitled to vote will be asked to consider and take action on the election of four

 Directors to the Company’s Board of Directors, each to serve for a one year term or until their respective successors are elected and qualified.

Other Business

To transact such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

VOTING AT ANNUAL MEETING

1.

Record Date.  The Board of Directors of the Company has fixed the close of business on May 25, 2007 as the record date for the purpose of determining Shareholders of the Company entitled to notice of and to vote at the Annual Meeting.  At the close of business on that date, the Company had 32,266,285 issued and outstanding shares of Common Stock.  A majority of such shares will constitute a quorum for the transaction of business at the Annual Meeting.

2.

Voting Power.  Shareholders of the Common Stock of the Company are entitled to one vote for each share held.  There is no cumulative voting for directors.

3.

Principal Shareholders.  The following table sets forth information regarding the number and percentage of shares of Common Stock of the Company held by any person known to the Company to be the beneficial owner of more than five percent and each director, each of the named executive officers and directors and officers as a group.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of May 25, 2007 regarding any person known to the Company to be the beneficial owner of more than five percent of any class of the Company’s voting securities. The below ownership totals include all options & warrants exercisable within 60 days of May 25, 2007.

Title of Class	Name & Address of Beneficial Owner	Amount & Nature of Beneficial Ownership	Percent of Class
Common	Hunt Family Limited Partnership	23,786,198 (1) (2)	73.04%
Common	Tim Hunt	24,763,073 (3) (4)	75.46%

(1)

Tim Hunt, who is Chairman & CEO of the Company, and his wife, Resa J. Hunt, are the general partners of Hunt Family Limited Partnership.

(2)

Includes 300,000 shares that could be issued upon exercise of warrants to purchase common stock

(3)

Includes 23,786,198 shares that are owned by the Hunt Family Limited Partnership (HFLP)

(4)

Includes 250,000 shares that could be issued upon exercise of options to purchase common stock

Security Ownership of Management

The following table sets out as of May 25, 2007, the names and shareholdings of each director and executive officer of the Company, and the shareholdings of all directors and executive officers as a group. At such date, the number of issued and outstanding shares of common stock of the Company was 32,266,285 and there were an additional 1,100,000 shares that could potentially be issued within the next sixty days upon the exercise of vested stock options.

Amount and Nature of

Beneficial Ownership

Name of Person or Group

(all direct unless otherwise noted)

% of class (12)

Tim Hunt (1) (2) (3) (4)

24,763,073

75.46%

1611 N. Molter Road, Ste 201

Liberty Lake, WA  99019

William R. Green (5)

1,046,000

3.23%

1611 N. Molter Road, Ste 201

Liberty Lake, WA 99019

Eberhard A. Schmidt (6)

150,000

0.46%

1611 N. Molter Road, Ste 201

Liberty Lake, WA 99019

Al Summers(7)

150,000

0.46%

1611 N. Molter Road, Ste 201

Liberty Lake, WA 99019

Randal L. Hardy (8)

110,000

0.34%

1611 N. Molter Road, Ste 201

Liberty Lake, WA  99019

Matt Hughes (9)

115,000

0.36%

1611 N. Molter Road, Ste 201

Liberty Lake, WA 99019

Ron Schutz (10)

60,000

0.19%

1611 N. Molter Road, Ste 201

Liberty Lake, WA 99019

Danilo Silva(11)

100,000

0.31%

1611 N. Molter Rd. #201

Liberty Lake, WA 99019

All Executive Officers and

Directors as a group (8 persons)

26,494,073

78.79%

_________________________

(1)

Includes 23,486,198 shares owned through the Hunt Family Limited Partnership (HFLP)

(2)

Includes 300,000 shares that could be issued upon exercise of warrants.

(3)

Includes 508,700 shares jointly owned with Resa Hunt, Tim’s wife

(4)

Includes 250,000 shares that could be issued upon exercise of options within 60 days

(5)

Includes 150,000 shares that could be issued upon exercise of options within 60 days

(6)

Includes 150,000 shares that could be issued upon exercise of options within 60 days

(7)

Includes 150,000 shares that could be issued upon exercise of options within 60 days

(8)

Includes 100,000 shares that could be issued upon exercise of options within 60 days

(9)

Includes 100,000 shares that could be issued upon exercise of options within 60 days

(10)

Includes 60,000 shares that could be issued upon exercise of options within 60 days

(11)

Includes 100,000 shares that could be issued upon exercise of options within 60 days

(12)

Calculation for each person should assume the exercise of their options or warrants though not the exercise of options or warrants held by others.

There are no arrangements known to the Company, the operation of which may at a subsequent time result in the change of control of the Company.

4. Required Approvals.  By unanimous consent the Board of Directors of the Company has adopted resolutions (1) to nominate Tim Hunt, William R. Green, Eberhard A. Schmidt, and Al Summers to the board of directors of the Company to serve for a one-year term or until their respective successors are elected and have qualified; and (2) recommending that the Company’s Shareholders vote to approve the slate of nominees to the Board of Directors submitted to the Shareholders for consideration at the Annual Meeting of Shareholders.

Directors are elected by a plurality of the votes cast by the holders of the Common Stock meeting at which a quorum is present.  “Plurality” means that the individuals who receive the largest number of votes cast are elected as Directors up to the maximum number of Directors to be chosen at the meeting.  Consequently, any shares not voted (whether by abstentions, broker non-votes or otherwise) have no impact in the election of Directors, except to the extent the failure to vote for an individual results in another individual receiving a larger number of votes. The election of Directors will be accomplished by determining the four (4) nominees receiving the highest total votes.

5. Dissenters’ Rights.  There are no dissenters’ rights applicable to any matters to be considered at the Annual Meeting.

RECENT MARKET PRICES

MARKET PRICE OF COMMON EQUITY

The Common Stock of the Company is traded in the over the counter market on the NASD Bulletin Board under the symbol “HNTM”.  The shares were listed for trading during the third quarter of 2005.  From 2002 until that time, the shares had been traded in the over the counter market on the NASD Bulletin Board under the symbol “MMLC”.  The following table shows the high and low closing sales prices for the Common Stock for each quarter since January 1, 2004. The quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.

2004

High Closing

Low Closing

  First Quarter

.10

.03

  Second Quarter

.08

.045

  Third Quarter

.05

.04

  Fourth Quarter

.12

.04

2005

  First Quarter

.16

.09

  Second Quarter

.40

.20

  Third Quarter

.43

.31

  Fourth Quarter

.32

.23

2006

  First Quarter

.42

.20

  Second Quarter

.61

.38

Third Quarter

.65

       .44

Fourth Quarter

.80

       .56

2007

First Quarter

.80

       .39

Holders

As of May 25, 2007 there were approximately 1,535 shareholders of record of the Company’s Common Stock.

Dividends

The Company has never paid any dividends and does not anticipate the payment of dividends in the foreseeable future.

EXECUTIVE OFFICERS AND DIRECTORS

The following information is provided as of the date of this memorandum with respect to each executive officer and director of the Company:

Name (age)

Position

Length of Service

Tim Hunt (54)

Chairman and CEO

2005

William R. Green (68)

Director

1993

Eberhard A. Schmidt (70)

Director

2005

Al Summers (71)

Director

2006

Randal L. Hardy (46)

President

2005

Matthew J. Hughes (46)

Vice-President of Exploration

2005

Ron Schutz (57)

Chief Financial Officer

2006

Danilo Silva (46)

General Manager-South America

        2006

President of Cerro Cazador S.A.

Tim Hunt is a general partner of HFLP and is the founder and president of Spokane, Washington-based Huntwood Industries, the largest building products manufacturer in Eastern Washington. He has significant investment experience raising capital and negotiating private equity placements for numerous companies. During a period as a licensed securities broker, Mr. Hunt also cultivated and developed lasting alliances in the resource exploration investment community. A native of Spokane, Mr. Hunt carries on his family’s tradition of involvement in the mining industry. He has been recognized for his leadership in the financial services sector and served on the board of directors for an Inland Northwest regional bank.

William R. Green, P.E., Ph.D. is a mining engineer and geologist, and was a professor of mining engineering at the University of Idaho from 1965 to 1983.  He has been actively involved in the mining industry since 1962, working as a consultant to financial managers, and various US and Canadian public mining companies.  He was a co-founder, and served as an officer and director of both Bull Run Gold Mines and Yamana Resources.  He was the President, CEO and Chairman of Mines Management, Inc., a U.S. public company from 1964 until 2003.

Eberhard A. Schmidt, Ph.D. has more than 35 years experience in exploring, evaluating and developing precious and base metal properties in the Western United States and Mexico.  He managed regional exploration offices for Cyprus Mines, Amoco Minerals and Meridian Minerals in Spokane and for Minera Hecla in Mexico.  Dr. Schmidt received his Ph.D. in Structural and Economic Geology from the University of Arizona and is a past president of the Northwest Mining Association.

Al Summers, has more than 45 years experience in mine development and production in North and South America including over ten years as an executive with Hecla Mining Company. He was Vice President and General Manager for Minera Hecla de Mexico responsible for the design, construction, operation and reclamation of the La Choya open pit/heap leach gold mine.  Mr. Summers also served as President and General Manager of Minera Hecla Venezolana initiating improvements to Hecla’s La Camorra operation which resulted in production increases from 85,000 to 250,000 ounces of gold per year.

Randal L. Hardy has been involved in the precious metals mining and manufacturing industries for over sixteen years.  He is the former President and CEO of Sunshine Minting, Inc., a precious metal custom minting and manufacturing firm.  He was also Treasurer of the NYSE Sunshine Mining and Refining Company and has extensive experience in all aspects of corporate financial management, debt and equity issuance, and public reporting.  He received his Bachelor of Business Administration degree in Finance from Boise State University.

Matthew J. Hughes is a geologist with seventeen years of experience in the discovery, exploration and mining of precious metal projects in Argentina, the United States, China, Brazil and Uzbekistan. He has worked as the chief geologist for Mundoro Mining, Inc., and a senior geologist and consultant for Yamana Resources, Minas Buenaventura, and Silver Standard Resources.  Mr. Hughes has been the vice president of exploration for Platero Resources, chief mine geologist for Kinross Candelaria Mining Co., and exploration geologist for NERCO Exploration.  He received his Bachelor of Science degree from the University of Oregon.

Ron Schutz, is the former Director of Finance & Risk Management for T.R.A. Industries, Inc. d/b/a Huntwood Industries, a closely held building products company owned by Tim Hunt.  Prior to Huntwood, he worked for two years as a Registered Representative and Financial Advisor with Morgan Stanley. Over his 30 year career, Mr. Schutz has been engaged in senior management positions in commercial banking and equipment leasing.  He also held the position of Manager of the Investment Opportunities Office within the Washington State Department of Trade and Economic Development.  Mr. Schutz is engaged part time in Ph.D. studies in Business Management at NorthCentral University.  He also holds an MBA in General Management from City University and a BA in economics from West Washington University.

Danilo Silva, General Manager of South American Operations, also serves as the President of our wholly-owned Argentine subsidiary, Cerro Cazador, S.A.   He has over 18 years of experience in the natural resources industry, including over 11 years as a geologist in base and precious metal mining exploration.  Mr. Silva has served as Senior Geologist and Project Manager for Yamana Resources and Compania Minera Polimet, as Senior Geologist for Buenaventura, and as General Manager for Platero Resources.  While serving in these positions, he discovered numerous viable gold and silver targets.  He has led successful exploration and drill programs and has managed the advancement of many projects, including the discovery and development of the Mina Martha high-grade silver mine in Santa Cruz province.  Mr. Silva has served as a consulting geologist for several companies, including Placer Dome and Hidefield Gold.  Mr. Silva holds a degree in Geological Science from the National University at Bahia Blanca in Argentina.

Board Committees

The entire board performs the function of the Audit, Compensation and Nominating Committees.  Directors are currently nominated by the total Board of Directors.  The Company has adopted charters for the Audit, Compensation and Nominating Committees. The charters are posted on the Company’s website at www.huntmountain.com and are attached to the 8-K filed with the Securities and Exchange Commission on May 12, 2006 as Exhibit 99.1 – 99.3.

The Audit Committee approves the selection of the Company’s independent certified public accountants to audit the annual financial statements and review the quarterly financial statement, discusses with the auditors and approves in advance the scope of the audit and reviews, reviews management’s administration of the system of internal controls, and reviews the Company’s procedures relating to business ethics.  Dr. William Green, Dr. Eberhard Schmidt, and Al Summers are deemed to be independent directors as that term is defined in Rule 4200(a) (14) of the NASD’s listing standards. Tim Hunt is not deemed to be an independent director as defined by the same rule. Dr. William Green is deemed to be a financial expert for the purpose of compliance with the Sarbanes – Oxley Act.

Appointment of Auditors

The Audit Committee has appointed the firm of LeMaster & Daniels PLLC as the Corporation's independent auditors for fiscal year ended December 31, 2006.  LeMaster & Daniels PLLC has served as the Corporation's independent auditors since 2002.  No representative of LeMaster & Daniels PLLC is expected to be present at the Annual Meeting with the opportunity to make statements and respond to appropriate questions from shareholders present at the meeting.  Under the Sarbanes-Oxley Act of 2002, the Audit Committee has the sole authority to appoint the independent auditors for the Corporation.  Therefore, the Corporation is not submitting the selection of LeMaster & Daniels PLLC to our shareholders for ratification. It is intended that LeMaster & Daniels PLLC will continue as the independent auditors for the Company.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditors

The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent auditors.  The Audit Committee has established a policy regarding pre-approval of all audit and non-audit services provided by the independent auditors.  On an ongoing basis, management communicates specific projects and categories of services for which advance approval of the Audit Committee is requested.  The Audit Committee reviews these requests and advises management if the Audit Committee approves the engagement of the independent auditors for specific projects.  On a periodic basis, management reports to the Audit Committee regarding the actual spending for such projects and services compared to the approved amounts.  The Audit Committee may also delegate the ability to pre-approve audit and permitted non-audit services to a subcommittee consisting of one or more Audit Committee members, provided that any such pre-approvals are reported on at a subsequent Audit Committee meeting.

Audit Fees

The aggregate fees billed for professional services rendered by the Company’s principal accountant for the audit of the Company’s annual financial statements for the fiscal years ended December 31, 2006 and 2005 and for services rendered by the Company’s principal accountant relating to the preparation of quarterly financial statements for inclusion in the Company’s quarterly reports on Form 10QSB were $16,737 and $11,465 respectively.

Audit Related Fees

The Company incurred no fees during the last two fiscal years for assurance and related services by the Company’s principal accountant that were reasonably related to the performance of the audit of the Company’s financial statements.

Tax Fees

The Company incurred fees totaling $ 2,173 and $1,025 during the fiscal years ended December 31, 2006 and 2005, respectively, for professional services rendered by the Company’s principal accountant for tax compliance, tax advice and tax planning.

All Other Fees

The Company incurred no fees during the fiscal years ended December 31, 2006 and 2005, respectively, for services rendered by the Company’s principal accountant relating all other services.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who beneficially own more then ten percent (10%) of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Officers, directors and greater than ten percent (10%) owners are required by Security and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) form filed by them.

Based solely on its review of copies of such forms furnished to the Company, the Company believes that for the year ended December 31, 2006 the following persons has delinquent filings  Tim Hunt (2) delinquent filings of the total 27 transactions filed in 2006.

COMPENSATION OF DIRECTORS AND OFFICERS

The following table sets forth the compensation paid by the Company to its Chief Executive Officer and executive officers whose total annual salary and bonus exceeded $100,000 during the past three calendar years ("Executive Officers"). No officer or Executive Officer of the Company received compensation in excess of $100,000 during the past three calendar years. This information includes the dollar value of base salaries, bonus awards and number of stock options granted, and certain other compensation, if any.

Summary Compensation Table

                  Long-Term Compensation

                                                        Annual Compensation

          Awards

        Payouts

(a)

(b)

(c)

(d)

(e)

(f)

(g)

(h)

(i)

Name

Other

Restricted

Securities

and

Annual

Stock

Underlying

LTIP

All Other

Principal

Year

Salary

Bonus

Comp.

Awards

Options/

Payouts

Comp.

Position

 ($)

 ($)

 ($)

($)

SARs(#)

($)

($)

Tim Hunt

2006

$0

$0

$0

$0

250,000

$0

$0

Chairman & CEO

Randal L. Hardy

2006

$104,890

$0

$0

$0

250,000

$0

$0

President

Option Grants in the Last Fiscal Year

	Number of Options	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life (Years)	Number of Exercisable Options at Dec. 31, 2006
	90,000	$0.20	4.81	40,000
	550,000	$0.25	4.24	550,000
	100,000	$0.30	4.79	50,000
	50,000	$0.38	5.00	0
	150,000	$0.45	4.75	150,000
	10,000	$0.55	4.50	10,000
	25,000	$0.58	4.48	25,000
	5,000	$0.60	4.93	5,000
	200,000	$0.63	4.88	150,000
Totals	1,180,000		4.55	980,000

None of the Named Executive Officers, or our directors or officers exercised any options in respect of our common shares during the most recently completed financial year.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Please refer to information contained within Item 12. Certain Relationships and Related Transactions of the Company’s 2006 Form 10-KSB.

Director Compensation

The following Directors received compensation for their services in 2006.

1.

Tim Hunt received 250,000 options to purchase common stock for services rendered.

William Green, Eberhard Schmidt, and Al Summers each received 150,000 options to purchase common stock for services rendered.

THE FOLLOWING PROPOSALS ARE SUBMITTED TO THE SHAREHOLDERS FOR CONSIDERATION AT THE ANNUAL MEETING OF SHAREHOLDERS:

1.

ELECTION OF DIRECTORS

The nominees for Directors, together with certain information with respect to them, are as follows:

Name

Age

Year First Became a Director

Tim Hunt

Director since 2005, Chairman & CEO 2006 to present

William R. Green

Director since 1993

Eberhard A. Schmidt

Director since 2005

Al Summers

Director since 2006

Tim Hunt is a general partner of HFLP and is the founder and president of Spokane, Washington-based Huntwood Industries, the largest building products manufacturer in Eastern Washington. Mr. Hunt has significant investment experience raising capital and negotiating private equity placements for numerous companies. During a period as a licensed securities broker, Mr. Hunt also cultivated and developed lasting alliances in the resource exploration investment community. A native of Spokane, Mr. Hunt carries on his family’s tradition of involvement in the mining industry. He has been recognized for his leadership in the financial services sector and served on the board of directors for an Inland Northwest regional bank.

William R. Green, P.E., Ph.D. is a mining engineer and geologist, and was a professor of mining engineering at the University of Idaho from 1965 to 1983.  He has been actively involved in the mining industry since 1962, working as a consultant to financial managers, and various US and Canadian public mining companies.  He was a co-founder, and served as an officer and director of both Bull Run Gold Mines and Yamana Resources.  He was the President, CEO and Chairman of Mines Management, Inc., a U.S. public company from 1964 until 2003.

Eberhard A. Schmidt, Ph.D. has more than 35 years experience in exploring, evaluating and developing precious and base metal properties in the Western United States and Mexico.  He managed regional exploration offices for Cyprus Mines, Amoco Minerals and Meridian Minerals in Spokane and for Minera Hecla in Mexico.  Dr. Schmidt received his Ph.D. in Structural and Economic Geology from the University of Arizona and is a past president of the Northwest Mining Association.

Al Summers, has more than 45 years experience in mine development and production in North and South America including over ten years as an executive with Hecla Mining Company. He was Vice President and General Manager for Minera Hecla de Mexico responsible for the design, construction, operation and reclamation of the La Choya open pit/heap leach gold mine.  Mr. Summers also served as President and General Manager of Minera Hecla Venezolana initiating improvements to Hecla’s La Camorra operation which resulted in production increases from 85,000 to 250,000 ounces of gold per year.

Board Recommendation

The Board of Directors recommends a vote FOR each nominee to the Board of Directors.

ADDITIONAL SHAREHOLDER INFORMATION

Shareholder Proposals for 2008 Special Meeting

The Company will review shareholder proposals intended to be included in the Company’s proxy materials for the 2008 Special Meeting of Shareholders which are received by the Company at its principal executive offices no later than February 27, 2008 (unless the date of the next annual meeting is changed by more than 30 days from the date of this year’s meeting, in which case the proposal must be received a reasonable time before the Company begins to print and mail its proxy materials).  Such proposals must be submitted in writing and should be sent to the attention of the Secretary of the Company.  The Company will comply with Rule 14a-8 of the Exchange Act with respect to any proposal that meets its requirements.

Annual Report

The Company's Annual Report to Shareholders, consisting of the Corporation's Form 10-KSB for the year ended December 31, 2006 is being mailed to all Shareholders with this Information Statement.  In addition, a Shareholder of record may obtain a copy of the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005 (the "Form 10-KSB"), without cost, upon written request to the Secretary of the Company.  The Annual Report on Form 10-KSB is not part of the proxy solicitation materials for the Annual Meeting.

Other Business

As of the date of this Information Statement, the Board of Directors is not aware of any matters that will be presented for action at the Annual Meeting other than those described above.  However, should other business properly be brought before the Annual Meeting, such matters will be voted upon by the shares represented at the meeting.

By Order of the Board of Directors,

Tim Hunt, Chairman  & CEO

\

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